                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference to our firm under the caption "Experts" in the Registration Statement (Form S-3) of Spartech Corporation and in the related prospectus of our report dated April 17, 1998, with respect to the consolidated financial statements of Polycom Huntsman, Inc., included in the Current Report on Form 8-K/A, as filed with the Securities and Exchange Commission in May, 1999.


                               Ernst & Young LLP


Pittsburgh, Pennsylvania
May 26, 1999